cbdMD

POWERED BY NATURE. ENHANCED BY *SCIENCE.*

NYSE: American: YCBD

August 2019

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to the expansion of the consumer market for CBD products and our ability to increase cbdMD's market share post-closing, among others. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD Industries' Annual Report on Form 10-K for the fiscal year ended September 30, 2018 as filed with the Securities and Exchange Commission (the "SEC") on December 12, 2018, our Quarterly Report on Form 10-Q/A for the period ended December 31, 2018 as filed with the SEC on April 26, 2019, our Quarterly Report on Form 10-Q for the period ended June 30, 2019 as filed with the SEC on August 14, 2019 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD Industries and are difficult to predict. cbdMD Industries does not undertake any duty to update any forward-looking statements except as may be required by law.


ORANGE
cbdMD
PREMIUM
CBD OIL
1500MG
1oz / 30mL
MADE IN THE U.S.A.
cbdMD

AN INDUSTRY LEADER WITH THE HIGHEST STANDARD


YCBD
NYSE
First American CBD company to be traded on a national exchange: NYSE: American: YCBD
cbdMD

WHAT IS CBD?





CBD is a natural phytocannabinoid that works synergistically with your body's endocannabinoid system (ECS). The ECS is responsible for maintaining homeostasis – the body's ability to regulate and stabilize itself from the outside environment. By regulating the central nervous system, the ECS is responsible for triggering your body's pain response, as well as numerous other bodily functions.

FARM BILL / LEGALIZATION

cbdMD



2018 Farm Bill Signed into Law December 20, 2018

- Hemp & Hemp-derived CBD are now federally legal in the U.S.
- Hemp has been de-scheduled and permanently removed from Controlled Substances Act (CSA)
- Removed from the jurisdiction of the Drug Enforcement Agency (DEA)
- U.S. federal law protects the sale of hemp-derived CBD
- "Hemp" is defined as Cannabis sativa, containing no more than 0.3% THC


CBD MARKET FORECASTS
cbdMD
By 2025, it is estimated that the U.S.
CBD market could approach
$16B (from $600M –$2B in 2018)
Source: Cowen and Company

cbdMD

100% U.S. GROWN

Our CBD comes from organically grown hemp, free of all synthetic pesticides.

HYBRID BROAD SPECTRUM MANUFACTURING PROCESS

With our innovative hybrid manufacturing process, we are able to preserve valuable terpenes and other beneficial compounds and cannabinoids.

THIRD PARTY TESTING

We provide third-party lab results to ensure nothing but the highest quality premium CBD oil in every batch.



MANUFACTURING + R&D:

cbdMD

cbdMD manufactures products utilizing a hybrid broad spectrum process in a privately-owned, state-of-the-art facility in Charlotte, NC.

Each batch is tested by an independent third-party laboratory to ensure the absolute highest standards of quality control.

Current Square Footage: 40,000



Direct to Consumer via www.cbdMD.com

- 60% Retail E-Commerce
- 40% Wholesale

(Based on past 12 months)

Sold in over 3,000 U.S. locations

- Discussions with national retail and distribution accounts
- Actively expanding distribution channel
  - Grocery, Drug, Fitness, Pet, Natural/ Specialty Retailers & Big Box.

POWERED BY NATURE. **ENHANCED BY *SCIENCE*.**

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500MG
MELATONIN



paw cbd
CBD TREATS
300 mg
paw cbd
SOFT CHEWS
paw cbd
SOFT CHEWS

cbdMD is committed to the highest standards for CBD sourcing, extraction, and production. We offer a comprehensive line of all-natural, hemp-derived CBD oil products, including tinctures, capsules, gummies, vape oils, bath bombs, topicals, and a full line of human-grade pet products. We pride ourselves on providing customers an all-natural alternative to traditional pharmaceuticals.

THC Free | USA Grown | Non-GMO | Gluten Free

paw cbd

PET INDUSTRY

- **Pet sales in the US are projected to be $75B in 2019 [1]**
- **There are over 250,000 pet stores, veterinarian clinics and grooming locations in the US**
  - Pet Stores 19,000
  - Veterinarian Practices 115,000
  - Grooming locations 120,000
- **There are 185M dogs / cats in the US**
  - Dogs - 90M
  - Cats - 95M
  - 68% of HH's own a pet
- **That gives paw cbd 85M Households to target for our product offering**



1. https://americanpetproducts.org/press_industrytrends.asp

Powered by cbdMD

paw cbd



- **Paw Product Offering (Dogs, Cats & Horses)**
  - 36 skus
  - Tinctures – *Peanut Butter / Natural / Apple / Catnip*
  - Treats (Biscuit) - *Peanut Butter / Sweet Potato / Baked Cheese*
  - Treats (Soft Chew) - *Hip & Joint Formula / Calming Formula / Chicken & Bacon Treat*
  - Dog Balm
  - Peanut Butter (16 oz jar)

- **Products Under Development**
  - Cat Treats – *Chicken & Catnip / Salmon*
  - Oatmeal Dog Shampoo
  - Calming Tincture
  - Turkey Strip Treats


paw cbd
CBD OIL
CALMING CHEWS
PEANUT BUTTER
CBD TREATS 150 mg
Peanut Butter
CBD BALM
SOFT CHEWS 600 mg
HIP+JOINT CHEWS 150 mg

cbdMD


Powered by cbdMD
USA MADE
Veterinarian Formulated CBD Treats
paw cbd
✔All-Natural ✔Human Grade ✔Non-GMO
Peanut Butter
CBD TREATS
300 mg
PAIN RELIEF GEL
cbdMD
CBD
FREEZE
INFLAMMATION CREAM
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CBD
RECOVER
MOISTURIZING LOTION
cbdMD
CBD
REVIVE
ROMANCE
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CBD
BATH BOMB
100MG
30 GUMMIES
cbdMD
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300MG
10mg / Gummy
PAIN RELIEF ROLL ON
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CBD
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INFLAMMATION FORMULA
MADE IN THE U.S.A.
MINGO Rad
1500 MG
MINGO Rad
1500 MG
VANILLA
cbdMD
VAPING
CBD OIL
750MG
cbdMD
SLEEP-AID
CBD PM
500MG
MELATONIN
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15mg / Capsule
MADE IN THE U.S.A.
paw cbd
feline
CBD OIL
300 mg
paw cbd
canine
CBD OIL
150 mg
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canine
CBD OIL
1500 mg

www.cbdMD.com @cbdmd.usa @cbdmd.usa

BRIGHTFIELD GROUP: Brand to Watch

cbdMD



"cbdMD, one of the leading brands in the industry and the only pure-play CBD company on the New York Stock Exchange, has approached the market in a unique way.

Through these partnerships and social strategies, they have also engaged in numerous PR and charitable efforts to gain additional visibility and consumer trust. They are the official founder of National CBD Day (8/8) & National Hemp Day (2/4) and it is this combination of awareness across a large variety of platforms and mediums that has enabled cbdMD to steadily grow revenue."

A ROBUST REVENUE RAMP + GUIDANCE

cbdMD


Actual
Estimated
$580K
Quarter Ending March 31 2018
$1.61M
Quarter Ending June 30 2018
$1.69M
Quarter Ending Sept 30 2018
$3.62M
Quarter Ending Dec 31 2018
$5.67M
Quarter Ending March 31 2019
$8.04M
Quarter Ending June 30 2019
$10-12M
Estimated Quarter Ending Sept. 30 2019
$80-90M
Estimated Annual Ending Fiscal Year 2020

SELECT BALANCE SHEET INFORMATION

cbdMD

All figures shown in millions, US$

	JUNE 30, 2019
CASH	$11.6
WORKING CAPITAL	$19.8
TOTAL CURRENT ASSETS	$22.2
TOTAL CURRENT LIABILITIES	$2.3

COMPARATIVE ANALYSIS

cbdMD

COMPANY	SYMBOL	PRICE	EXCHANGE	MKT CAP (US $ MIL)	2019 REVS E (4)	2019 RM	2020 REVS E (4)	2020 RM
PURE CBD								
cbdMD	**YCBD**	**$4.27**	**NYSE**	**$118**	**$37**	**3.18 X**	**$85**	**1.38 X**
CV Sciences	CVSI	$3.19	OTC	$317	$73	4.32 X	$114	2.7 X
Neptune Wellness Solutions	NEPT (1) (a)	$4.58	NDQ	$372	$18	16 X	$38	3.6 X
Charlotte's Web	CWBHF	$19.57	OTC	$1,830	$127	14.4 X	$313	5.8 X
EXPANDING CANNABIS/ CBD								
Aphria	APHA (2) (a)	$6.18	TO	$1,550	$179	8.6 X	$529	2.9 X
Curaleaf Holdings	CURLF	$6.76	OTC	$3,110	$400	7.8 X	$900	3.4 X
Tilray	TLRY	$31.31	NDQ	$3,060	$178	17.2 X	$365	8.3 X
Aurora Cannabis	ACB (3) (b)	$5.99	TO	$6,090	$195	30.7 X	$532	11.5 X
Canopy Growth	CGC (1) (a)	$28.11	TO	$9,780	$171	57.2 X	$503	19.4 X
Cronos Group	CRON	$12.11	TO	$4,070	$34	119 X	$114	35.7 X

Source: Yahoo Finance as of close 8/16/19

Footnotes:
(1) 3/31 Fiscal year
(2) 5/31 Fiscal year
(3) 6/30 Fiscal year
(4) In USD Millions
(a) Full 2019 revs reported
(b) Estimated 2019 revs, Fiscal year not reported at time of comparable study

POWERFUL BRAND BUILDING & EXECUTIVE TEAM

LEADERSHIP TEAM



MARTIN A. SUMICHRAST
co-CEO of cbdMD
& Chairman of the Board



SCOTT COFFMAN
co-CEO of cbdMD
& Board Member



CARYN DUNAYER
President of cbdMD



MARK S. ELLIOTT
Cheif Financial Officer of cbdMD

BOARD OF DIRECTORS



ANTHONY K. SHRIVER
CEO of Best Buddies International



BAKARI SELLERS
Attorney, political analyst CNN, former member South Carolina House of Representatives



SEYMOUR SIEGEL
President Siegel Rich, Inc.



GREG MORRIS
Vice President of Human Resources for Healthstat



PETER J. GHILONI
Former Chief Executive of Swisher International, Inc.



SCOTT G. STEPHEN
Current Chief Growth Officer of Guaranteed Rate Mortgage, Inc.



WILLIAM F. RAINES III
Current President of DataTech Global, LLC

CAPITALIZATION AND OWNERSHIP

cbdMD

CAPITALIZATION	JUNE 30, 2019
Basic Common Shares Outstanding [1]	27,720,356
Options & Warrants	1,680,755
Fully Diluted Shares Outstanding [1]	29,401,111

SHARE OWNERSHIP


Public Float
46.1%
Management &
Insiders 53.9%

(1) Includes 15,250,000 share issued for the purchase of Cure Based Development

TIMES SQUARE
DECEMBER 2018


cbdMD
cbdMD
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BARCLAYS
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ROBUST MARKETING CAMPAIGN

First CBD company allowed to advertise in Times Square

cbdMD

FOUNDER & CREATOR OF NATIONAL CBD DAY

cbdMD



cbdMD
cbdMD
National CBD Day
www.NationalDayCalendar.com
August 8
#NationalCBDDay
National Day



2.04 2019
NATIONAL HEMP DAY
cbdMD
National Hemp Day
www.NationalDayCalandar.com
February
#NationalHempDay

FOUNDER & CREATOR OF NATIONAL HEMP DAY

cbdMD AD CAMPAIGNS

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BARSTOOL SPORTS®


CHICKS IN THE OFFICE
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BARSTOOL SPORTS

cbdMD announces comprehensive media partnership with Barstool Sports, a sports and pop culture media company founded by Dave Portnoy.

cbdMD IN THE NEWS

"They take the time to put in the effort towards perfecting their products."

Entrepreneur

"If you're looking for premium CBD products, then it's important that you shop with reputable CBD companies that supply high-quality CBD products such as cbdMD."

Chicago Tribune

"If you have been thinking about trying CBD products, then deal with a company which stands behind its products with laboratory reports and strict quality control."

MSNBC

"The visibility a golfer of Bubba Watson's star wattage provides should stoke more mainstream acceptance of the fast-growing CBD industry."

Forbes

"cbdMD, one of the leading brands in the industry and the only pure-play CBD company on the New York Stock Exchange, has approached the market in a unique way."

Brightfield Group

cbdMD ACCOLADES

cbdMD

Editor's Pick: Best CBD Gummies
CBDOilUsers.com

Best CBD Veteran & Affordability Programs
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#1 Best Overall CBD
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HIGH TIMES

cbdMD CHARITY


cbdMD
MASSAGE
BEST BUDDIES CHALLENGE
HYANNIS PORT

BEST BUDDIES CHALLENGE


TEAM PUERTO RICO
MXoN '18
PASTRANA
SIPES
WINDHAM

NITRO CIRCUS / cbdMD PUERTO RICO


cbdMD

COACH RIVERA'S BOWL-A-PALOOZA

Team cbdMD

cbdMD OLYMPIC ATHLETES



LOLO JONES

2014 USA Outdoor bronze medalist

2008 Olympic Trials champion

Three-time USA Indoor champion

Two-time World Indoor champion

Indoor 60m American record holder (7.72)

2008 ViSA Humanitarian Athlete of the Year

11-time NCAA All-American



KERRI WALSH JENNINGS

5-time Olympian

2016 Olympic Games (Bronze medal)

2012 Olympic Games (Gold medal)

2008 Olympic Games (Gold medal)

2004 Olympic Games (Gold medal)



cbdMD PROFESSIONAL FOOTBALL + BROADCASTING


cbdMD
cbdMD

JONATHAN STEWART

CAROLINA PANTHERS ALL-TIME LEADER IN RUSHING YARDS

Helped lead Carolina to NFC Championship and Super Bowl appearance in 2015


cbdMD

STEVE SMITH SR.

5X NFL PRO BOWL WIDE RECEIVER
3X NFL ALL-PRO RECEIVER

Carolina Panthers franchise record holder with 12,197 receiving yards

Nominated for NFL Man of the Year in 2015 & 2016



NATE BURLESON

NFL NETWORK ANALYST

11 YEAR CAREER IN THE NFL AS A WIDE RECEIVER

• Holds the second highest single-season reception record in NCAA history (138)

cbdMD PROFESSIONAL GOLF


PING

BUBBA WATSON

PROFESSIONAL GOLFER

12 PGA Tour Victories

Winner of 2012 Masters

Winner of 2014 Masters


cbdMD

MARK ANDERSON

PROFESSIONAL GOLFER

Winner of 2019 Country Club de Bogota Championship


Titleist
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RYAN ARMOUR

PROFESSIONAL GOLFER

2018 Winner of Sanderson Farms Championship

2016 Winner of Panama Claro Championship

cbdMD & BUBBA WATSON AT THE NYSE

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FOX BUSINESS

cbdMD IN THE NEWS



NFL NBA MLB Soccer MMA Tennis Golf
Golf Home Scores Schedule Stats Players Masters.com FedEx Cup
Golf's not-so-secret fascination with CBD oil
Women's Open raises prize fund to $4.5 million
TD Ameritrade
Try the 401k fee analyzer tool
Find out if rolling over can help your retirement savings stay in your pocket.
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Wolff, 20, eagles final hole for 1st PGA Tour win
Feng birdies final hole to win by 1 in Wisconsin
Rahm shoots superb 62 to win second Irish Open
Golf's not-so-secret fascination with CBD oil
PING
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BUBBA


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BIG3
OFFICIAL CBD PARTNER OF THE BIG3
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3 HEADED
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cbdMD IN THE NEWS

GRITDAILY



GRITDAILY™
News
Entertainment
Tech
Legal
Entrepreneurship
Life
Sports
WHY ARE BASKETBALL PLAYERS TURNING TO CBD? THE BIG3 HAS THE ANSWER
By Andrew Rossow | Jul 22, 2019
cbdMD
BIG3
RECENT
25 SEASONS OF CONFERENCE USA: A LOOK BACK TO ITS PAST, AND A LOOK AT THE FUTURE
WINE DOWN AND CHILL: AS IN, ICY CHILL
DISCOUNT GROCER ALDI GOING GRANOLA: IS THIS A SIGN OF THINGS TO COME?
AFTER 9/11, THEY BROUGHT AMERICA BACK. NOW, THE VICTIM


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QUINTON "RAMPAGE" JACKSON

FORMER UFC LIGHT HEAVYWEIGHT CHAMPION

"CBD has helped me with muscle relaxation and pain in my elbow. It really helps with anxiety too."

FAVORITE PRODUCT:

FREEZE & BATH BOMBS


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MICHAEL BISPING

ESPN UFC ANALYST AND COLOR COMMENTATOR

"Feels so good on sore or aching joints and muscles. Gets me warmed up for a painless run every time."

FAVORITE PRODUCT:

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TYRON WOODLEY

4X WELTERWEIGHT CHAMPION

"I got into CBD, because 3 of my last 5 fights required a major surgery. Lots of scar tissue and pain."

FAVORITE PRODUCT:

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CHAEL SONNEN

ESPN ANALYST/ EXPERT PRE- AND POST-FIGHT INSIGHT ON SPORTSCENTER'S COVERAGE OF UFC EVENTS

"...The reality is the human body doesn't get better with time. CBD is the first thing that helped me recover between training."

FAVORITE PRODUCT:

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cbdMD **BODY BUILDING**


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JAMES FLEX LEWIS

PROFESSIONAL BODYBUILDER

7X Mr. Olympia 212lb

First 212lb Arnold Classic Winner

"As a professional Bodybuilder, my body gets taxed daily. Looking for a safe remedy for aiding in inflammation relief and recovery, I was told about CBD and all its productive properties. I started to utilize it into my daily routine. Fast-forward a few years and several more Olympia titles I believe CBD has played a critical role in progressing my career."

cbdMD SKATEBOARDING



ZION WRIGHT
USA SKATEBOARDING
2019 NATIONAL TEAM

1st Place: 2018 Vans Park Series Huntington Beach

1st Place: 2018 Copenhagen Open Berlin Finals

2nd Place: 2018 Simple Sessions

1st Place: 2016 Phoenix Am

3rd Place: 2016 Tampa Am


Red Bull

RYAN SHECKLER
"15 MOST INFLUENTIAL
SKATEBOARDERS OF ALL-TIME" - FOX

1ST PLACE
2016 Dew Tour Long Beach, Pro Competition

1ST PLACE
2013 Dew Tour Portland, Street Style

1ST PLACE
2012 Dew Tour San Francisco, Street Style

1ST PLACE
2011 Simple Sessions

FAVORITE MALE ATHLETE
2010 Nickelodeon's Kid Choice Awards



cbdMD MOTOCROSS / SUPERCROSS



TARAH GIEGER

PROFESSIONAL MOTOCROSS RACER

Most Decorated Woman in XG Moto X Competition

Inaugural XG MTX Racing Gold
1X Gold 5X Silver 2X Bronze
X Games Medals


cbdMD
cbdMD

CHAD REED

SUPERCROSS/MOTOCROSS RIDER

"We beat ourselves up on the track and cbdMD offers athletes a natural approach to both relief and recovery"

- @crtwotwo


cbdMD
FREEZE
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NATE ADAMS

PROFESSIONAL FREESTYLE MOTOCROSS RIDER AND EXTREME SPORTS ATHLETE

The most decorated Moto X athlete in X Games history with 19 medals.

cbdMD MOTOCROSS


cbdMD
FASTHOUSE

VICKI GOLDEN

PROFESSIONAL FREESTYLE MOTOCROSS RIDER

- Four-time X Games gold medalist
- First female member of the SoCal freestyle motocross team Metal Mulisha


HISTORY
cbdMD
423

Vicki Golden breaks the firewall record, riding a motorcycle through 13 flaming walls during Evel Live 2 on HISTORY.

cbdMD NITRO CIRCUS

NITRO CIRCUS



JARRYD MCNEIL

FMX RIDER

X Games:
8 Gold 3 Silver 3 Bronze


cbdMD

BRANDON SCHMIDT

BMX & PRO SNOWBOARDER

X Games BMX Big Air Bronze Medalist



JOSH SHEEHAN

FMX RIDER

X Games:
1 Gold 5 Silver 4 Bronze


cbdMD

KURTIS DOWNS

BMX, FMX RIDER &
PRO SNOWBOARDER

X Games BMX Big Air Bronze Medalist


cbdMD

RYAN WILLIAMS

SCOOTER, BMX

X Games: 3 Gold
- World's First-BMX Triple Front Flip
- World's First-Nothing Front Flip Bike
- World's First-720 Front Flip
- World's First-1080 Front Flip

cbdMD BMX


cbdMD

GARRETT REYNOLDS

PROFESSIONAL BMX STREET RIDER

15 X Games Medals

Won 10 of 13 X Games BMX Street contests, making him "podium perfect"

2016 Rider's Choice Rider of the Year

7x Winner of the NORA Cup Street Rider of the Year Award



cbdMD RALLYCROSS


cbdMD

STEVE ARPIN

FORMER ARCA RE/MAX SERIES MOST POPULAR DRIVER

- 2001-2002 Snowmobile Eagle River Pro Stock World Champion
- 2008 USAC Silver Crown Series, Rookie of the Year
- 2011 – PRESENT: Current Chicagoland Speedway Nascar Truck Series Track Record Holder
- 2015: X GAMES Austin Silver Medalist


cbdMD

KEN BLOCK

CO-FOUNDER OF DC SHOES PROFESSIONAL RALLY DRIVER

- 2015 Rally America Rookie of the Year
- 5 X Games medals
- Silver at Global X Games Barcelona RallyCross in 2013


cbdMD
HOONIGAN
00

cbdMD PRO SURFING


cbdMD

MAKUA ROTHMAN

AMERICAN BIG WAVE RIDER
PROFESSIONAL SURFER & MUSICIAN
2015 BIG WAVE WORLD CHAMPION

"So stoked to be part of the @cbdMD.usa ohana!! They got it all at cbdMD.com"

- @makuarothman


cbdMD

NATHAN FLORENCE

PROFESSIONAL SURFER
2018 O'NIEL WAVE OF THE WINTER WINNER

"Honestly my recoveries have been insane since using CBD to supplement my recovery and help with the aches and pains so thank you @cbdmd.usa!"

-@nathan_florence


cbdMD

JAMIE O'BRIEN

PROFESSIONAL FREESURFER, PRODUCER, ACTOR

One of the youngest surfers to ever win a Pipeline Masters

2003 Hansen's Pipeline Pro

2004 Fosters Expression Trestles

2004 Rip Curl Pipeline Masters

cbdMD WORLD WAKE ASSOCIATION




cbdMD

AUSTIN KEEN

WORLD CHAMPION OF SKIMBOARDING

Surfertoday's Most Influential in Wave Sports

Winner of 2016 40th Annual Victoria World Championships of Skimboarding In Laguna Beach


cbdMD

ASHLEY KIDD

2010 2ND PLACE IN THE WORLD WAKE SURF CHAMPIONSHIP

1st Place 2014, 2015 and 2016 World Wake Surf Championships

2016 Ranked #1 In The Women's Professional Division of the CWSA World Rankings



BRIAN GRUBB

2018 Wakeboarding Magazine's Wakeskater of the Year

2016 Nautique WWA Wakeskate World Champion

2016 Nautique Boats Wake Open Champion



HARLEY CLIFFORD

Voted Best Wakeboarder of the Year at the 2015 Wake Awards.

8X World Champ

First person in the history of competitive wakeboarding to score a perfect 100

Won 20th Pro Wakeboard Tour Stop 4/04/18

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GEENA URANGO

AVP, FIVB & NORCECA

2018 AVP Best Server

2018 FIVB Cheturnal Three Star (Silver Medal)

2018 AVP San Francisco Open - Finalist



SEAN ROSENTHAL

AVP & FIVB

11 AVP tour victories

Earned the AVP award for Best Server and in 2007 won Best Defensive Player.

Two-time Olympian

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